RESTRUCTURING AND OTHER COST REDUCTION INITIATIVES	12 Months Ended
Dec. 31, 2020
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND OTHER COST REDUCTION INITIATIVES
15. RESTRUCTURING AND OTHER COST REDUCTION INITIATIVES
In January 2020, the Company announced its plan to consolidate its manufacturing footprint in North America, resulting in the closure of the Grand Rapids, Michigan manufacturing facility (“Grand Rapids”). The closure was part of an initiative to optimize the Company’s North American manufacturing operations. In June 2020, the Company sold its Grand Rapids land and building assets for $12.9 million and received cash proceeds of approximately $12.2 million, net of transaction costs and customary closing adjustments. The Company recognized a gain on sale of approximately $1.2 million, which is netted against Restructuring charges on the accompanying Consolidated Statement of Operations. Concurrent with the sale, the Company entered into a lease agreement under which the Company arranged to lease back certain zoned premises within the facility for various terms, none of which extend beyond August 2021, and the majority of which expired as of December 31, 2020.
As of December 31, 2020, all production has been migrated from Grand Rapids to the Company’s other North American facilities. Other restructuring actions the Company initiated during 2020 relate to supply chain optimization, which are expected to be completed by the end of 2021. The Company’s existing manufacturing operations in East Greenville, Pennsylvania; Muskegon, Michigan; and Toronto, Ontario (Canada) are not otherwise impacted by the restructuring plan.
In addition to the restructuring actions noted above, under which approximately 70 positions were eliminated on a net basis, the Company has executed certain other cost reduction initiatives in May and October in response to the current economic environment from COVID-19 resulting in the elimination of approximately 500 positions. Further, management approved plans to close five of its North American Office showrooms. In connection with these facilities-related actions, the Company estimates that it will incur an additional $7.6 million of cash charges, $5.0 million of which is attributable to the showroom closures, and $2.6 million of which is attributable to supply chain optimization. The Company expects the plan to be fully executed by the end of 2021.
Between the restructuring actions and other initiatives noted above, the Company expects to incur total charges of approximately $36.7 million, comprised of severance and other one-time termination benefits, facilities-related charges and other associated costs. The Company anticipates making cash payments totaling approximately $31.2 million, approximately $6.0 million of which will be paid subsequent to 2020.
During the period ended December 31, 2020, the Company recognized restructuring charges of $28.5 million, attributable to the historical Office and Lifestyle segments in the amounts of $20.3 million and $0.8 million, respectively, and to Corporate in the amount of $7.4 million. The restructuring charges have been recognized between operating expenses and Cost of sales in the amounts of $27.1 million and $1.4 million, respectively, on the accompanying Consolidated Statement of Operations. The restructuring charge of $1.4 million included in Cost of sales represents non-cash items related to abandoned equipment and inventory write-downs, which is not reflected in the table below.
Changes in restructuring and exit activity-related obligations during the year ended December 31, 2020 are summarized as follows:

	North America Operations Optimization	Workforce Reduction and Other Cost Initiatives	Total
Balance as of December 31, 2019	$—	$0.2	$0.2
Provisions and accruals	14.1	13.0	27.1
Cash payments	(14.0)	(11.2)	(25.2)
Balance as of December 31, 2020	$0.1	$2.0	$2.1
The restructuring reserve is classified as current and is included in Other current liabilities on the Consolidated Balance Sheets.